First Financial Northwest, Inc.

February 2023

Joseph W. Kiley III, President & CEO
Richard P. Jacobson, EVP, CFO & COO

Forward Looking Statement

This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not historical facts but instead represent management's current expectations and forecasts regarding future events many of which are inherently uncertain and outside of our control. Actual results may differ, possibly materially from those currently expected or projected in these forward-looking statements. Factors that could cause our actual results to differ materially from those described in the forward-looking statements, include, but are not limited to, the following: potential adverse impacts to economic conditions in our local market areas, other markets where the Company has lending relationships, or other aspects of the Company's business operations or financial markets, including, without limitation, as a result of employment levels, labor shortages and the effects of inflation, a potential recession or slowed economic growth caused by increasing political instability from acts of war including Russia's invasion of Ukraine, as well as increasing oil prices and supply chain disruptions, and any governmental or societal responses to the COVID-19 pandemic, including the possibility of new COVID-19 variants; increased competitive pressures; changes in the interest rate environment; legislative and regulatory changes; and other factors described in First Financial Northwest's latest Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission which are available on the investor relations portion of our website at www.ffnwb.com and on the SEC's website at www.sec.gov. First Financial Northwest does not undertake any obligation to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements.

Senior Management Team

Nearly 34 Years Average Experience

Name	Title	Years with FFNWB	Years in Industry
Joseph W. Kiley III	President, Chief Executive Officer	10	33
Richard P. Jacobson	EVP, Chief Financial Officer and Chief Operating Officer	9	37
Ronnie J. Clariza	SVP, Chief Risk Officer (FFNWB)	19	22
Dalen D. Harrison	SVP, Chief Banking Officer (FFNWB)	9	42
Simon Soh	SVP, Chief Credit Officer (FFNWB)	12	35

Company Highlights

Holding Company: First Financial Northwest, Inc.
- IPO October 2007
- Nasdaq Global Select Market: FFNW
- All-time high: $21.81 (6/8/18) | All-time low: $3.24 (11/30/10)
- **Closing stock price: $15.07 (1/27/2023)**

Community Bank: First Financial Northwest Bank
- Organized in 1923 as a state savings and loan association
- Converted to a Washington State chartered mutual savings bank in 1992
- Formed a mutual holding company in 2002
- **Converted to a Washington State-chartered commercial bank in 2016**

Market Area: Headquartered in Renton, Washington
- Western Washington along I-5 & I-405 corridors (outside Seattle)
- **Primary focus on King, Snohomish and Pierce counties**

Key Financial Ratios

Reducing the cost of funds through our expanded network

	Quarter Ended				
	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021
Performance Ratios (1)					
Return on assets	0.86%	1.06%	0.79%	0.93%	0.76%
Return on equity	8.04	9.88	7.11	8.33	6.79
Equity-to-total assets	10.67	10.64	10.78	11.15	11.07
Net interest margin	3.52	3.65	3.53	3.43	3.40
Efficiency ratio	65.84	66.80	72.62	70.96	68.62
Noninterest expense/average total assets	2.30	2.43	2.60	2.46	2.42
Capital Ratios (2)					
Tier 1 leverage ratio	10.31%	10.43%	10.53%	10.51%	10.34%
Total capital ratio	15.62	15.49	15.47	15.33	15.48
Asset Quality Ratios					
Nonperforming assets/total assets	0.01%	0.02%	0.00%	0.01%	0.00%
ALLL as a percent of total loans	1.29	1.27	1.33	1.33	1.40
Yields and Costs (1)					
Yield on loans	5.19%	4.77%	4.41%	4.36%	4.44%
Cost of funds	1.48	0.84	0.55	0.51	0.55

(1) Calculated on an annualized basis.
(2) First Financial Northwest Bank only.

Consolidated Results

	Quarter Ended				
	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021
	(Dollars in thousands, except share data)				
Net interest income	$ 12,468	$ 12,717	$ 11,824	$ 11,368	$ 11,576
Provision (recapture of provision) for loan losses	500	(400)	--	(500)	600
Net interest income after provision (recapture of) for loan losses	11,968	13,117	11,824	11,868	10,976
Total noninterest income	695	778	961	789	1,126
Total noninterest expense	8,666	9,014	9,285	8,626	8,716
Income before federal income tax provision	3,997	4,881	3,500	4,031	3,386
Federal income tax provision	771	935	692	771	643
Net income	$ 3,226	$ 3,946	$ 2,808	$ 3,260	$ 2,743
Total assets	$ 1,502,916	$ 1,484,311	$ 1,454,768	$ 1,415,054	$ 1,426,329
Book value per share	$17.57	$17.30	$17.26	$ 17.32	$ 17.30
Tangible book value per share (1)	17.41	17.14	17.09	17.15	17.13

(1) Tangible book value per share is a non-GAAP financial measure. Refer to the Appendix: Non-GAAP Financial Measures for a reconciliation to the nearest GAAP equivalent.

Regional Economy

Company	Square Feet Occupied [1]
amazon	28.49 million
BOEING	23.47 million
Microsoft	13.54 million
COSTCO WHOLESALE	4.63 million
Starbucks	2.66 million
NORDSTROM	2.54 million
wework	2.07 million
Meta	1.96 million
Google	1.89 million

Largest Office Occupiers in the Seattle Metro Area as of August 2022

*Includes office, industrial, flex and retail spaces, if any
Source: Office Occupiers, *Puget Sound Business Journal*, August 12-18, 2022

Local Economy

"Renton's going to happen"

~ Puget Sound Business Journal, February 18, 2022

Sounders FC to build a state-of-the-art training facility and office at the former Boeing commercial airplanes headquarters; targeted to open in January 2024. *Seattle selected to host a 2026 World Cup match*

Seattle-based Unico Properties is also planning around 3,000 units of multifamily housing on the property named for Longacres, the horse racing track previously located there

8,185 residential units planned or in development across Renton

Joining Seattle Seahawks whose 200,000 square-foot waterfront headquarters and practice facility opened in Renton in 2008

UW Medicine leased two floors of a vacant five-story office building for medical lab operations and is expected to finalize a deal for the entire building in March

BLUE ORIGIN

Blue Origin is reported to have leased nearly 100,000 square feet of office in a Lind Avenue Southwest building



Vulcan Real Estate on track to begin building a 385-unit apartment project on a long-held property in the Kennydale neighborhood in 2023

Southport, a $590 million lakefront mixed-use property, signed its first office tenant and project developer Seco has announced plans to move forward with a 1.1 million-square-foot expansion; Hasbro's gaming subsidiary Wizards of the Coast, already based in Renton, recently leased 110,000 square feet

Market Area



Arlington
Camano
Smokey Point
Tulalip I.R.
Marysville
Lake Stevens
Everett
Puget Sound
Mukilteo
Mill Creek
Lynnwood
Clearview
Edmonds
522
Port Madison I.R.
Shoreline
Bothell
Woodinville
405
5
Kirkland
Redmond
Silverdale
3
Seattle
Bellevue
Sammamish
Bremerton
Mercer Island
90
Issaquah
509
Shorewood
Burien
Renton
18
SeaTac
Des Moines
Kent
167
Gig Harbor
Federal Way
16
Auburn
Tacoma
Shelton
University Place
Enumclaw

Puget Sound Region of Western Washington along I-5 & I-405 corridors (outside Seattle)

Primary focus on King, Snohomish, Pierce and, to a lesser extent, Kitsap counties

Suburban Strategy – Surround Seattle and Bellevue Proper

Office Experience

Cost-Efficient, Technology-Centered Branch Concept





First Financial
Northwest Bank



First Financial
Northwest Bank

First Financial
Northwest Bank

Edmonds
Arts & Culture Calendar

Deposit Composition

*Excludes bank-owned and brokered deposits**


12/31/2022
$23.6 M
2.3%
$216.6 M
20.7%
$262.6 M
25.1%
$542.4 M
51.9%
CDs
MMAs
Checking
Savings

Total Deposits: $1.17B


12/31/2021
$23.1 M
2.0%
$215.7 M
18.6%
$294.1 M
25.4%
$624.5 M
54.0%
CDs
MMAs
Checking
Savings

Total Deposits: $1.16B


12/31/2020
$19.2M
1.8%
$199.5M
18.2%
$409.6M
37.4%
$465.4M
42.6%
CDs
MMAs
Checking
Savings

Total Deposits: $1.09B


12/31/2012
$22.1M
3.3%
$18.3M
2.8%
$161.7M
24.3%
$463.7M
69.6%
CDs
MMAs
Checking
Savings

Total Deposits: $665.8M

*Brokered deposits were $124.9M at December 31, 2022; and none for all other periods presented.

Checking Deposits

Expansion strategy supports growth in lower-cost deposits


In thousands
$250,000
$200,000
$150,000
$100,000
$50,000
$-
Initiated branch expansion strategy with Mill Creek office in 2015
$20,206
$6,013
$14,193
$22,098
$6,154
$15,944
$36,090
$10,619
$25,471
$35,106
$14,354
$20,752
$45,653
$29,392
$16,261
$51,954
$33,422
$18,532
$83,658
$45,434
$38,224
$86,187
$46,108
$40,079
$118,746
$52,849
$65,897
$199,467
$91,285
$108,182
$215,658
$117,751
$97,907
$216,576
$119,944
$96,632
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
Interest-bearing demand deposits
Noninterest-bearing demand deposits

Deposit Breakdown

Excludes bank-owned and brokered deposits



In millions
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
$764
$58
$189
$517
$841
$50
$235
$556
$938
$88
$292
$558
$1,093
$166
$375
$552
$1,157
$107
$470
$580
$1,045
$64
$477
$504
2017
2018
2019
2020
2021
2022
Retail
Business
Commercial*

*Deposit accounts with an associated commercial loan.

Expansion Strategy

Consistent growth of de novo and acquired offices

Branch type	Number	Year(s) opened	Deposits (in thousands)				
			12/31/2022	12/31/2021	12/31/2020	12/31/2019	12/31/2018
Legacy	1	1923	$ 579,068	$ 674,624	$ 668,335	$ 643,363	$ 616,125
De Novo	10	2015 – 2021	278,044	310,278	283,683	209,457	144,153
Acquired*	4	2017	188,042	172,572	141,615	86,242	80,929
Deposits	**15**		**$ 1,045,154**	**$ 1,157,474**	**$ 1,093,633**	**$ 939,062**	**$ 841,207**
Brokered Deposits	–		124,886	–	–	94,472	97,825
Total Deposits			**$ 1,170,040**	**$ 1,157,474**	**$ 1,093,633**	**$ 1,033,534**	**$ 939,032**

*Balances of retail certificates of deposit for acquired branches are net of an aggregate fair value adjustment of none at December 31, 2022; $3,000 at December 31, 2021; $12,000 at December 31, 2020; $28,000 at December 31, 2019; and $58,000 at December 31, 2018.

Office Expansion Strategy

Issaquah Office Opened March 1, 2021

Location	County	Type	Opened	Deposits (in thousands)				
				12/31/2022	9/30/2022	6/30/2022	3/31/2022	12/31/2021
Renton	King	HQ	1923	$ 579,068	$ 607,825	$ 634,160	$ 666,409	$ 674,624
Mill Creek	Snohomish	*De Novo*	Q3 2015	32,398	39,937	38,370	37,714	35,989
Edmonds	Snohomish	*De Novo*	Q1 2016	65,245	67,048	82,513	78,512	72,218
The Landing Renton	King	*De Novo*	Q3 2016	27,568	31,476	32,397	34,632	37,134
Crossroads/Bellevue	King	*De Novo*	Q2 2017	60,399	65,217	79,463	84,099	92,577
Woodinville	King	Acquired	Q3 2017	33,497	37,268	36,521	34,378	36,015
Clearview/Snohomish	Snohomish	Acquired	Q3 2017	39,654	42,558	40,460	38,532	38,004
Lake Stevens	Snohomish	Acquired	Q3 2017	52,055	56,953	52,850	47,766	49,956
Smokey Point/Arlington	Snohomish	Acquired	Q3 2017	62,836	39,897	40,986	42,904	48,597
Bothell	King	*De Novo*	Q2 2018	11,880	13,387	13,829	14,163	14,013
Kent Station	King	*De Novo*	Q1 2019	40,396	41,614	35,380	31,010	34,722
Kirkland	King	*De Novo*	Q4 2019	19,521	16,830	16,997	16,103	12,653
University Place	Pierce	*De Novo*	Q1 2020	6,914	6,542	5,487	3,977	1,600
Gig Harbor	Pierce	*De Novo*	Q4 2020	3,191	3,079	3,472	2,682	3,030
Issaquah	King	*De Novo*	Q1 2021	10,529	10,268	13,307	7,220	6,342
Brokered Deposits				124,886	69,537	53,277	–	–
			Total	**$ 1,170,040**	**$ 1,149,436**	**$ 1,179,469**	**$ 1,140,101**	**$ 1,157,474**

Systems to Support Network

fiserv.

Core Processing Platform

- DNA
- Commercial Center
- Architect

Digital Partners Deployed With Current Infrastructure

Partner	Functionality	Implemented
FI Vision	Automated online account opening	2019
Zelle	Peer to peer transfers	2019
Notifi	Real time push notifications	2019
Plaid	ID/account verification	2019
Card Access	Mobile control for card activity	2019
Credit Savvy	Credit score access	2019
SecureNow	Real time fraud alerts	2020
Falcon	Real time fraud alerts	2020
DocuSign	Internal/external customer digital signatures	2020

Noninterest Expense to Average Total Assets

Paused expansion to focus on growing relationships and improving efficiency through existing branch network


2.34%
2.44%
2.33%
2.49%
2.48%
2.28%
2.24%
2.40%
2.51%
2.33%
2.26%
2.46%
2.36%
2.31%
2.30%
2.42%
2.46%
2.60%
2.43%
2.30%
Washington State median = 2.51%*
Q1 2018
Q2 2018
Q3 2018
Q4 2018
Q1 2019
Q2 2019
Q3 2019
Q4 2019
Q1 2020
Q2 2020
Q3 2020
Q4 2020
Q1 2021
Q2 2021
Q3 2021
Q4 2021
Q1 2022
Q2 2022
Q3 2022
Q4 2022

*The median overhead to average assets for FDIC-insured institutions headquartered in Washington state.
Source: FDIC State Profile – Washington, Third Quarter 2022.

Interest Rate Risk Management

Interest Rate Simulation Impact on Net Interest Income for the year ended September 30, 2022		
Basis Point Change in Rates	Net Interest Income	% Change
	(Dollars in thousands)	
+300	$ 51,165	(5.22)%
+200	52,052	(3.58)
+100	53,066	(1.70)
Base	53,985	–
(100)	53,716	(0.50)

Interest Rate Simulation Impact on Net Interest Income for the year ended September 30, 2016		
Basis Point Change in Rates	Net Interest Income	% Change
	(Dollars in thousands)	
+300	$ 31,389	(9.81)%
+200	32,553	(6.46)
+100	33,734	(3.07)
Base	34,802	–
(100)	35,465	1.91

NOTE: These tables illustrate the estimated change in our net interest income over the next 12 months from September 30, 2022, and September 30, 2016, respectively, that would occur in the event of an immediate change in interest rates equally across all maturities, with no effect given to any steps the company might take to counter the effect of that interest rate movement. This is not a forecast or prediction of future events but is used as a tool for measuring potential risk. See associated Form 10-K or Form 10-Q for the various assumptions used in this modeling.

Total Loan Portfolio

12/31/2022

Net loans receivable $1.17B


Foreign national loans account for over 20% of 1-4 Family
CRE
$407.9 M
34.4%
1-4 Family
$475.8 M
40.3%
PPP
$0.8 M
0.1%
Business & Consumer
$92.6 M
7.9%
Multifamily
$126.9 M
10.7%
Construction/Land
$78.1 M
6.6%

Concentrations of credit*

Construction loans as % of total capital – 53.1%

Non-owner occupied commercial real estate as % of total capital – 346.9%

*Concentration of credit percentages are for First Financial Northwest Bank only using classifications in accordance with FDIC regulatory guidelines.

9/30/2022

Net loans receivable $1.14B


CRE
$413.5 M
35.8%
1-4 Family
$449.4 M
38.8%
PPP
$1.2 M
0.1%
Business & Consumer
$88.5 M
7.7%
Multifamily
$132.8 M
11.4%
Construction/Land
$72.6 M
6.2%

12/31/2021

Net loans receivable $1.10B


CRE
$419.4 M
37.5%
1-4 Family
$385.1 M
34.4%
PPP
$10.8 M
1.0%
Business & Consumer
$80.6 M
7.1%
Multifamily
$130.1 M
11.6%
Construction/Land
$93.5 M
8.4%

Loan Production

2022

Excludes purchased and participation loans


Multifamily
$8.3 M
3.0%
Construction/Land
$55.5 M
20.5%
CRE
$38.6 M
14.2%
Business &
Consumer
$8.7 M
3.2%
1-4 Family
$160.3 M
59.1%

Loan Originations: $271.4M

Nonperforming Loans & Assets



1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.58%
0.49%
0.49%
0.46%
0.44%
0.29%
0.17%
0.15%
0.16%
0.14%
0.14%
0.10%
0.20% 0.20%
0.19% 0.19%
0.18% 0.19%
0.19% 0.18%
0.18% 0.17%
0.00% 0.03%
0.00% 0.00%
0.00% 0.00%
0.02% 0.01%
0.00% 0.00%
0.02% 0.02%
0.02% 0.01%
Q1 2020
Q2 2020
Q3 2020
Q4 2020
Q1 2021
Q2 2021
Q3 2021
Q4 2021
Q1 2022
Q2 2022
Q3 2022
Q4 2022
Nonperforming loans as a percent of total loans
Nonperforming assets as a percent of total assets
Nonperforming assets (including TDRs) as a percent of total assets, as reported by S&P Global

Historical Industry Annual Net Charge-Off Rates


5.8%
-0.2%
5.8%
3.5%
3.1%
2.9%
2.7%
1.9%
1.6%
1.8%
1.0%
1.3%
1.3%
0.5%
0.1%
1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 Q3 22

	Multi-Family	CRE Loans	C&I Loans	C&D Loans	HELOCs
Annual Net Charge-Off Rates (1990 - 2021)	0.31%	0.34%	0.89%	0.97%	0.53%

Source: Compiled from FDIC Quarterly Banking Profile statistics

Stock Ownership Summary

Approximately 40% Institutional / 3% Insider Ownership

Top 20 Institutions	Position	Pos Change	% O/S	Mkt Val	Date	Source
Dimensional Fund Advisors, L.P.	789,730	-7,823	8.65%	11,719,593	09-30-2022	13F
Renaissance Technologies LLC	548,482	-26,526	6.01%	8,139,473	09-30-2022	13F
The Vanguard Group, Inc.	341,990	100	3.75%	5,075,132	09-30-2022	13F
BlackRock Institutional Trust Company, N.A.	302,715	-5,988	3.32%	4,492,291	09-30-2022	13F
AllianceBernstein L.P.	212,598	66,427	2.33%	3,154,954	09-30-2022	13F
Strategic Value Bank Partners LLC	171,758	101,172	1.88%	2,548,889	09-30-2022	13F
BHZ Capital Management, LP	166,132	-1,136	1.82%	2,465,399	09-30-2022	13F
BlackRock Financial Management, Inc.	150,243	5,348	1.65%	2,229,606	09-30-2022	13F
Greenwich Investment Management, Inc.	135,727	-15,382	1.49%	2,014,189	09-30-2022	13F
Bridgeway Capital Management, LLC	99,752	0	1.09%	1,480,320	09-30-2022	13F
Brandywine Global Investment Management, LLC	92,907	-1,439	1.02%	1,378,740	09-30-2022	13F
Geode Capital Management, L.L.C.	78,548	13,332	0.86%	1,165,652	09-30-2022	13F
BlackRock Investment Management (UK) Ltd.	75,579	-129	0.83%	1,121,592	09-30-2022	13F
Mariner Wealth Advisors	70,901	0	0.78%	1,052,171	09-30-2022	13F
Acadian Asset Management LLC	70,749	0	0.78%	1,049,915	09-30-2022	13F
Newton Investment Management North America, LLC	42,700	0	0.47%	633,668	09-30-2022	13F
Seizert Capital Partners, L.L.C.	38,103	-22,787	0.42%	565,449	09-30-2022	13F
BofA Global Research (US)	33,535	-6,034	0.37%	497,659	09-30-2022	13F
Goldman Sachs & Company, Inc.	33,157	-175	0.36%	492,050	09-30-2022	13F
Baird Investment Management	30,575	-500	0.33%	453,733	09-30-2022	13F
Top 10 Insiders	**Position**	**Pos Change**	**% O/S**	**Mkt Val**	**Date**	**Source**
First Financial Northwest Foundation	901,764	-8,236	9.87%	13,382,177	12-31-2021	13D
First Financial Northwest, Inc. ESOP	845,970	-118,295	9.27%	12,554,194	12-31-2021	13G
Kiley Joseph W III	170,673	0	*	2,532,787	04-11-2022	Proxy
Jacobson Richard P	140,763	0	*	2,088,923	06-09-2022	Form 4
Soh Simon	112,655	-50,000	*	1,671,800	09-08-2022	Form 4
Lee Joann E	101,832	2,222	*	1,511,187	09-27-2022	Form 4
Clariza Ronnie J	74,923	0	*	1,111,857	04-11-2022	Proxy
Harrison Dalen D	56,016	0	*	831,277	04-11-2022	Proxy
Riccobono Richard M	23,693	2,222	*	351,604	09-27-2022	Form 4
Molvar Roger H	15,535	2,222	*	230,539	09-27-2022	Form 4

Source: Nasdaq, SEC Edgar Filings and company reports.

*Less than 2% of shares outstanding

**Blackrock, Inc. reported an aggregate of 547,045 shares, 6.0% of outstanding shares, beneficially owned by subsidiaries as of September 30, 2022.

Total Return – FFNW vs. KRX

12/31/2012 to 1/26/2023



220%
200%
180%
160%
140%
120%
100%
80%
60%
40%
20%
0%
(20%)
Dec-12
Mar-13
Jun-13
Sep-13
Dec-13
Mar-14
Jun-14
Sep-14
Dec-14
Mar-15
Jun-15
Sep-15
Dec-15
Mar-16
Jun-16
Sep-16
Dec-16
Mar-17
Jun-17
Sep-17
Dec-17
Mar-18
Jun-18
Sep-18
Dec-18
Mar-19
Jun-19
Sep-19
Dec-19
Mar-20
Jun-20
Sep-20
Dec-20
Mar-21
Jun-21
Sep-21
Dec-21
Mar-22
Jun-22
Sep-22
Dec-22
+150%
+139%
KRX (+139%)
FFNW (+150%)

Source: S&P Global
Note I: The KBW Regional Bank Index (KRX) is a composition of 50 regionally diversified mid & small-cap banking institutions in the U.S. and is calculated using an equal-weighted method.
Note II: The total return of the KRX is calculated by using the median total return of all constituents.

Stock Repurchase Plan

- The company repurchased 84,981 shares at an average price of $16.43 per share during the year, or approximately 1% of shares outstanding at the beginning of 2022
- The Board authorized the repurchase of up to 5% of the Company's outstanding common stock, approximately 456,000 shares, under a new plan effective October 31, 2022, and expiring no later than March 17, 2023
- Open market or privately negotiated transactions in accordance with SEC Rule 10b-18

FFNW Historical Share Repurchase


2013 Shares Rep.: 2,728,018 Shares Rep. / ADTV: 47.9x
2014 Shares Rep.: 1,594,033 Shares Rep. / ADTV: 34.4x
2015 Shares Rep.: 1,521,817 Shares Rep. / ADTV: 38.5x
2016 Shares Rep.: 2,864,389 Shares Rep. / ADTV: 64.7x
2017 Shares Rep.: 326,800 Shares Rep. / ADTV: 11.3x
2018 Shares Rep.: 203,900 Shares Rep. / ADTV: 7.9x
2019 Shares Rep.: 479,052 Shares Rep. / ADTV: 31.5x
2020 Shares Rep.: 544,626 Shares Rep. / ADTV: 23.2x
2021 Shares Rep.: 704,950 Shares Rep. / ADTV: 54.1x
2022 Shares Rep.: 84,981 Shares Rep. / ADTV: 13.3x
Discount to Tangible Book Value
Discount to VWAP
Discount to Tangible Book Value
Shares Repurchased (mm)
Stock Price
Prior Shares Repurchased
New Shares Repurchased
Stock Price

Year	Shares Repurchased	Repurchase Price ($)	TBVPS ($)	Yearly VWAP ($)	Prem. / (Disc.) to Yearly VWAP (%)	Shares Rep. / ADTV (x)	Price / TBVPS (x)
2013	2,728,018	$10.30	$11.25	$9.73	5.8%	47.9x	0.92x
2014	1,594,033	$11.00	$11.96	$10.78	2.1%	34.4x	0.92x
2015	1,521,817	$12.25	$12.40	$12.32	(0.6)%	38.5x	0.99x
2016	2,864,389	$14.08	$12.63	$14.75	(4.5)%	64.7x	1.11x
2017	326,800	$15.99	$13.07	$17.75	(9.9)%	11.3x	1.22x
2018	203,900	$15.43	$14.17	$17.71	(12.9)%	7.9x	1.09x
2019	479,052	$15.42	$15.07	$14.99	2.9%	31.5x	1.02x
2020	544,626	$10.44	$15.88	$9.89	5.6%	23.2x	0.66x
2021	704,950	$16.11	$17.13	$15.07	6.9%	54.1x	0.94x
2022	84,981	$16.43	$17.41	$15.96	2.9%	13.3x	0.94x

Note: Daily closing volume weighted average price and TBVPS for the year indicated, except YTD which reflects most recent period reported.
Source: S&P Global and Company documents as of 12/31/2022.

Community Involvement

Top CRA Hour Recipients in 2021
Habitat for Humanity
Junior Achievement
Crisis Connections Hotline
Lake Stevens Community Food Bank
Hub N Spoke
Lifelong
Renton School District
Renton Downtown Partnership
Run to Win Outreach
Randall Morris Foundation for Youth and Families

In 2021, the Bank achieved an "Outstanding" rating on its Community Reinvestment Act performance

In 2022 . . .

> Over 80% of all employees had volunteer hours

> 1,167 CRA-eligible volunteer hours

> 62 employees volunteered at local food banks

> 47 employees participated in Habitat for Humanity Builds

> 13 employees taught financial literacy classes at Renton High School


First Financial
Northwest Bank
432
First Financial
Northwest Bank

Thank You

APPENDIX: Non-GAAP Financial Measures

Non-GAAP Financial Measures

In addition to financial results presented in accordance with generally accepted accounting principles utilized in the United States ("GAAP"), this presentation contains non-GAAP financial measures that include tangible equity, tangible assets, tangible book value per share, and the tangible equity ratio. The Company believes that these non-GAAP financial measures and ratios as presented are useful for both investors and management to understand the effects of certain items and provides an alternative view of the Company's performance over time and in comparison to the Company's competitors.

Non-GAAP financial measures have limitations, are not required to be uniformly applied and are not audited. They should not be considered in isolation and are not a substitute for other measures in this presentation that are presented in accordance with GAAP. These non-GAAP measures may not be comparable to similarly titled measures reported by other companies.

The following tables provide a reconciliation between the GAAP and non-GAAP measures:

	Quarter Ended				
	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021
	(Dollars in thousands, except per share data)				
Tangible equity to tangible assets and tangible book value per share:					
Total stockholders' equity (GAAP)	$ 160,360	$ 157,890	$ 156,896	$ 157,757	$ 157,879
Less:					
Goodwill	889	889	889	889	889
Core deposit intangible, net	548	582	616	650	684
Tangible equity (Non-GAAP)	$ 158,923	$ 156,419	$ 155,391	$ 156,218	$ 156,306
Total assets (GAAP)	$ 1,502,916	$ 1,484,311	$ 1,454,768	$ 1,415,054	$ 1,426,329
Less:					
Goodwill	889	889	889	889	889
Core deposit intangible, net	548	582	616	650	684
Tangible assets (Non-GAAP)	$ 1,501,479	$ 1,482,840	$ 1,453,263	$ 1,413,515	$ 1,424,756
Common shares outstanding at period end	9,127,595	9,127,595	9,091,533	9,107,977	9,125,759
Equity-to-assets ratio (GAAP)	10.67%	10.64%	10.78%	11.15%	11.07%
Tangible equity ratio (Non-GAAP)	10.58	10.55	10.69	11.05	10.97
Book value per common share (GAAP)	$ 17.57	$ 17.30	$ 17.26	$ 17.32	$ 17.30
Tangible book value per share (Non-GAAP)	17.41	17.14	17.09	17.15	17.13

Non-GAAP Financial Measures

	Year Ended December 31,				
	2022	2021	2020	2019	2018
	(Dollars in thousands, except per share data)				
Tangible equity to tangible assets and tangible book value per share:					
Total stockholders' equity (GAAP)	$ 160,360	$ 157,879	$ 156,302	$ 156,319	$ 153,738
Less:					
Goodwill	889	889	889	889	889
Core deposit intangible	548	684	824	968	1,116
Tangible equity (Non-GAAP)	$ 158,923	$ 156,306	$ 154,589	$ 154,462	$ 151,733
Total assets (GAAP)	1,502,916	1,426,329	1,387,669	1,341,885	1,252,424
Less:					
Goodwill	889	889	889	889	889
Core deposit intangible	548	684	824	968	1,116
Tangible assets (Non-GAAP)	$ 1,501,479	$ 1,424,756	$ 1,385,956	$ 1,340,028	$ 1,250,419
Common shares outstanding at period end	9,127,595	9,125,759	9,736,875	10,252,953	10,710,656
Equity-to-assets ratio (GAAP)	10.67%	11.07%	11.26%	11.65%	12.28%
Tangible equity ratio (Non-GAAP)	10.58	10.97	11.15	11.53	12.13
Book value per common share (GAAP)	$ 17.57	$ 17.30	$ 16.05	$ 15.25	$ 14.35
Tangible book value per share (Non-GAAP)	17.41	17.13	15.88	15.07	14.17